DSLA Mortgage Pass-Through Certificates

Series 2005-AR4

Preliminary Marketing Materials

$489,251,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.  In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction.  An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: May 31, 2005

DSLA Mortgage Pass-Through Certificates

Series 2005-AR4

$489,251,000 (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class (1)	Principal/ Notional Amount (Approx.)	WAL (Yrs) To Call/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings Moody’s/S&P
1-A	$383,372,000	Not Marketed Hereby		Floating Rate (3)	Super Senior	Aaa/AAA
2-A1A	$267,992,000			Floating Rate (4)	Super Senior	Aaa/AAA
2-A1B	$66,999,000			Floating Rate (4)	Senior Mezz	Aaa/AAA
2-A1C	$44,664,000			Floating Rate (4)	Senior Mezz	Aaa/AAA
2-A1D	$66,999,000			Floating Rate (4)	Senior Mezz	Aaa/AAA
2-A2	$42,597,000	4.07 / 4.24	1-158 / 1-480	Floating Rate (4)	Senior Mezz	Aaa/AAA
B-1	$42,597,000	Not Marketed Hereby		Floating Rate (8)	Subordinate	NR/AA
B-2	$65,814,000			Floating Rate (8)	Subordinate	NR/A
B-3	$13,162,000			Floating Rate (8)	Subordinate	NR/BBB
B-4	$6,824,000			Floating Rate (8)	Subordinate	NR/BBB-
X-1	Notional			Floating Rate (5)	Senior/NAS IO	Aaa/AAA
X-2	Notional			Floating Rate (6)	Senior/WAC IO	Aaa/AAA
PO (7)	$100			N/A	Senior/ PO	Aaa/AAA
R	$100	Not Marketed Hereby			Senior/Residual	Aaa/AAA
B-5	$5,850,000	Privately Offered Certificates			Subordinate	NR/BB
B-6	$5,362,000				Subordinate	NR/B
B-7	$3,415,800				Subordinate	NR/NR
Total:	$975,000,000

(1)

Distributions on the Class 1-A and Class R Certificates will be derived primarily from the Group 1 Mortgage Loans (as described herein).  Distributions on the Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A2 Certificates will be derived primarily from the Group 2 Mortgage Loans (as described herein).  Distributions on the Class X-1, Class X-2, Class PO and Subordinate Certificates will be derived primarily from all the Mortgage Loans (as described herein).  Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates are shown to the Optional Call Date (as described herein) and to Maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 1-A Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles  after the first possible Optional Call Date) (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

(4)

On each Distribution Date the Certificate Interest Rate for the Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates will be equal to the least of (i) one month LIBOR plus the related margin (which doubles  after the first possible Optional Call Date) (ii) the related Net WAC Cap and (iii) 11.00%.

(5)

The notional balance of the Class X-1 Certificates shall at all times equal the sum of the notional balances of its two components: the X-1-A1 Component and the X-1-A2 Component.  For any Distribution Date on or prior to the Distribution Date in December 2008, the component notional balance of the X-1-A1 Component shall equal the lesser of  (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class 1-A Certificates immediately prior to such Distribution Date.  For any Distribution Date on or prior to the Distribution Date in December 2008, the component notional balance of the X-1-A2 Component shall equal the lesser of (i) the amount shown for such Distribution Date in the schedule described herein, and (ii) the aggregate principal balance of the Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates immediately prior to such Distribution Date.  Beginning on the Distribution Date in January2009, the notional balance of the Class X-1 Certificates Date will be equal to zero.  The Certificate Interest Rate for the Class X-1 Certificates will be equal to [__]%.  Principal will not be distributed on the Class X-1 Certificates.

(6)

The Class X-2 Certificates will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.  It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the product of (a) interest accrued on the certificates (other than the Class X-2 Certificates) during the related accrual period and (b) 12 divided by the aggregate principal balance of the Mortgage Loans.

(7)

The Class PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans.  The Class PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the Class X Certificates, as described herein.  The Class PO will not receive interest distributions.

(8)

For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which multiples by 1.5  after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Servicer:

Downey Savings and Loan Association, F.A.

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

Deutsche Bank National Trust Company.

Originator:

Downey Savings and Loan Association, F.A.

Custodian:

Deutsche Bank National Trust Company.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates as specified on the prior page.  The Class B-6 Certificates will not be rated.

Cut-off Date:

June 1, 2005.

Expected Pricing Date:

June [3], 2005.

Closing Date:

On or about June 30, 2005.

Distribution Date:

The 19th of each month (or if such day is not a business day, the next succeeding business day), commencing in July 2005.

Servicing Fee:

0.375% per annum of the principal balance of each Mortgage Loans.

Certificates:

The “Senior Certificates” will consist of the Class 1-A and Class 2-A1A, Class 2-A1B, Class 2-A1C, 2-A1D, Class 2-A2 Certificates (the “Class A Certificates”), Class X-1 and Class X-2 Certificates (the “Class X Certificates”), the Class PO and Class R Certificate. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by the investors for the Offered Certificates will not include accrued interest (settling flat).

Interest Accrual Period:

The interest accrual period for the Offered Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).  The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Class A, Class X-2 and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.  The Class B-2, Class B-3 and Class B-4 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 5% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the mortgage loans described herein is approximately $892,232,058 (the “Statistical Mortgage Loans”). The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years.  The Statistical Mortgage Loans will be divided into two groups, the “Group 1 Statistical Mortgage Loans” and the “Group 2 Statistical Mortgage Loans”.

On the Closing Date the aggregate principal balance of the mortgage loans is expected to be $975,000,000 (the “Mortgage Loans”).  The “Group 1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years, with an aggregate principal balance of approximately $428,349,860.  The “Group 2 Mortgage Loans” consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 or 40 years with an aggregate principal balance of approximately $546,650,140.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 month) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”).  After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.   As of the Cut-off Date none of the Mortgage Loans are in the initial fixed rate period.  None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (110%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut-Off Date will be substantially similar to the characteristics of the Mortgage Loans  as described and shown herein.  The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Credit Enhancement:

Credit Enhancement for the Certificates will consist of Senior/subordinate, shifting interest structure (the credit enhancement information shown below is subject to final rating agency approval):

Credit enhancement for the Class A Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6 and Class B-7 Certificates, initially [10.50]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after June 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the Class A and the principal only components of the Class X-2 Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:

Unscheduled Principal Payments (%)

July 2005 – June 2015

0% Pro Rata Share

July 2015 – June 2016

30% Pro Rata Share

July 2016 – June 2017

40% Pro Rata Share

July 2017 – June 2018

60% Pro Rata Share

July 2018 – June 2019

80% Pro Rata Share

July 2019 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments (net of Deferred Interest) will be paid to the Class A Certificates, the principal only components of the Class X-2 Certificates and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in July 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in July 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

In the event the current senior percentage (aggregate principal balance of the Class A and the principal only components of the Class PO Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Class A and the principal only components of the Class X-2 Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:

The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate and the master servicing fee rate.

Net Maximum Rate

Cap:

The “Net Maximum Rate Cap” for the Senior Certificates is equal to the weighted average of the Net Maximum Rate Caps of the related Mortgage Loans, in each case adjusted for the related accrual period.

The “Net Maximum Rate Cap” for the Subordinate Certificates is equal to the weighted average of the Net Maximum Rate Caps of the Mortgage Loans weighted based on component principal balance, in each case adjusted for the related accrual period.

Net WAC Cap:

The “Net WAC Cap” for the Class 1-A Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans on the first day of the month prior to such Distribution Date, less (y) the product of the (a) Certificate Interest Rate for the X-1 Certificates multiplied by (b) a fraction equal to (x) the notional balance of the group 1 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (y) the aggregate principal balance of the Class 1-A Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates equal to (x) the weighted average of the Net Mortgage Rates of the  Mortgage Loans on the first day of the month prior to such Distribution Date less (y) the Certificate Interest Rate of the Class X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

The “Net WAC Cap” for the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, in each case adjusted for the related interest accrual period.

Carryover Shortfall

Amount:

If on any Distribution Date, one month LIBOR plus the related margin for the Subordinate Certificates is greater than or equal to the related Net WAC Cap, then such Class or Classes will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the related Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the related Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, for each Class the related “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class 1-A, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates will be paid first (pro-rata, if applicable) from payments made pursuant to the related Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the Class X-2 Certificates).  Carryover Shortfall Amounts will be paid to holders of the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, sequentially, in that order, to the extent of any remaining Class X-2 interest.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A, Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates and for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Rate Cap” for the Class X-2 Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the Subordinate Certificates (other than the Class X-1 and Class X-2 Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the class of certificates.

Deferred Interest:

The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and Mortgage Loan Group is the excess, if any, of Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.  The amount of current interest allocable to each Class of Certificates will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the components of the Class PO Certificates in the case of the Class X-2 Certificates).

 Allocation of

Realized Losses:

Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Senior Certificates as follows:

(a)

any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A Certificates and the group 1 principal only component of the Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that that the Class 1-A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A2 Certificates until its class principal balance has been reduced to zero.

(b)

any realized losses remaining on the Group 2 Mortgage Loans to the Class 2-A1A, Class 2-A1B, Class 2-A1B, Class 2-A1C, Class 2-A1D, Class 2-A2 Certificates and the group 2 principal only component of the Class PO Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the aggregate amount of Realized Losses allocated to the Class 2-A1A, Class 2-A1B, Class 2-A1C and Class 2-A1D will be allocated sequentially to the Class 2-A1D, Class 2-A1C, Class 2-A1B and Class 2-A1C Certificates, in that order, on a pro-rata basis until the related class principal balance has been reduced to zero.

Yield Maintenance

Agreements:

On the Closing Date, the Trustee will enter into a series of “Yield Maintenance Agreements”, or “YMAs”, with a counterparty (the “Counterparty”) for the benefit of each of the Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates.  The notional balance of each Yield Maintenance Agreement and the related strike rates are in the tables below.  The notional balance of the YMAs for the Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates are subject to a maximum equal to the aggregate principal balance of the Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate.  For each YMA, such payments will be capped at its maximum amount when one-month LIBOR equals or exceeds 11.00%.  The Yield Maintenance Agreements will terminate after the Distribution Date in November 2018.  Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the related Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates.

Certificates Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed to the Certificates in the following order of priority:

1)

Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class X-2 Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class X-2 Certificates);

2)

Concurrently to the Senior Certificates:

(a)

First, to the Class R Certificate, second, to the Class 1-A Certificates, and third, to the group 1 principal-only component of the Class PO Certificates, sequentially, in that order, from the Group 1 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

(ii)

First, on a pro rata basis to the Class 2-A1A, Class 2-A1B, Class 2-A1C, Class 2-A1D and Class 2-A2 Certificates and, second to the group 2 principal-only component of the Class X-2 Certificates, sequentially, in that order, from the Group 2 Mortgage Loans, until the principal balance of such Class or Classes has been reduced to zero;

3)

Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

4)

Class B-1 Certificates, principal allocable to such Class;

5)

Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

6)

Class B-2 Certificates, principal allocable to such Class;

7)

Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

8)

Class B-3 Certificates, principal allocable to such Class;

9)

Class B-4 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10)

Class B-4 Certificates, principal allocable to such Class;

11)

Class B-5, Class B-6 and Class B-7 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

12)

Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, in order of seniority, the Carryover Shortfall Amount for such class, to the extent of interest distributable to the Class X-2 Certificates remaining after distributions pursuant to 3) above;

13)

Class R Certificate, any remaining amount.

* The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.  Additional information, including cash flow models, if available, may be obtained from your Greenwich Capital Markets, Inc. Sales Representative.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Sensitivity Tables (%)*

Class 2-A2 to Optional Call Date
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	8.03	5.49	4.07	2.52	1.72
MDUR (yr)	6.17	4.52	3.50	2.29	1.61
First Prin Pay	1	1	1	1	1
Last Prin Pay	282	207	158	102	72

Class 2-A2 to Maturity
	10% CPR	15% CPR	20% CPR	30% CPR	40% CPR
WAL (yr)	8.24	5.70	4.23	2.63	1.79
MDUR (yr)	6.25	4.63	3.60	2.37	1.67
First Prin Pay	1	1	1	1	1
Last Prin Pay	480	480	480	480	480

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

Total Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$892,232,058	$41,370	$1,625,000
Average Scheduled Principal Balance	$342,508
Number of Mortgage Loans	2,605

Weighted Average Gross Coupon	2.803%	1.000%	6.754%
Weighted Average FICO Score	708	620	817
Weighted Average Original LTV	72.20%	9.90%	95.00%

Weighted Average Original Term	414 months	240 months	480 months
Weighted Average Stated Remaining Term	414 months	240 months	480 months
Weighted Average Seasoning	0 months	0 months	7 months

Weighted Average Gross Margin	3.241%	2.050%	4.250%
Weighted Average Minimum Interest Rate	3.241%	2.050%	4.250%
Weighted Average Maximum Interest Rate	11.015%	10.950%	11.500%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		Jun 1 2025	Jun 1 2045
Maximum Zip Code Concentration	0.74%	94531

ARM	100.00%	Cash Out Refinance	62.55%
		Purchase	20.51%
Negam MTA	100.00%	Rate/Term Refinance	16.94%

Not Interest Only	100.00%	Condominium	7.02%
		PUD	17.59%
Prepay Penalty: 0 months	7.76%	Single Family	75.39%
Prepay Penalty: 12 months	19.31%
Prepay Penalty: 24 months	0.58%	Investor	4.46%
Prepay Penalty: 36 months	72.34%	Primary	95.05%
		Second Home	0.49%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	5.30%	California	90.58%
Express Documentation	11.32%	Arizona	3.59%
Full Documentation	5.07%	Nevada	1.45%
Lite Documentation	78.31%	New York	0.96%
		Illinois	0.79%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	5	231,720.00	0.03%	1.528	454	57.03	729
50,000.01 - 100,000.00	29	2,458,252.80	0.28%	2.671	392	51.72	721
100,000.01 - 150,000.00	156	20,177,828.07	2.26%	3.319	391	58.95	715
150,000.01 - 200,000.00	243	43,483,924.00	4.87%	3.137	402	64.87	709
200,000.01 - 250,000.00	351	79,689,172.84	8.93%	3.029	405	68.78	709
250,000.01 - 300,000.00	398	110,357,990.93	12.37%	3.230	400	70.70	699
300,000.01 - 350,000.00	336	109,579,438.60	12.28%	2.819	409	72.84	711
350,000.01 - 400,000.00	308	116,467,232.56	13.05%	2.566	417	73.72	705
400,000.01 - 450,000.00	223	94,815,947.99	10.63%	2.689	418	74.71	707
450,000.01 - 500,000.00	203	96,713,152.18	10.84%	2.699	419	76.68	714
500,000.01 - 550,000.00	108	56,444,395.88	6.33%	2.451	415	75.44	716
550,000.01 - 600,000.00	89	51,255,378.61	5.74%	2.486	423	75.54	713
600,000.01 - 650,000.00	77	48,742,496.88	5.46%	2.900	433	75.60	707
650,000.01 - 700,000.00	34	23,190,659.93	2.60%	2.488	420	73.36	705
700,000.01 - 750,000.00	13	9,479,629.42	1.06%	2.745	452	62.14	707
750,000.01 - 800,000.00	14	10,902,220.41	1.22%	2.046	420	66.16	719
800,000.01 - 850,000.00	3	2,505,000.00	0.28%	2.459	439	58.20	716
850,000.01 - 900,000.00	4	3,493,000.00	0.39%	3.188	449	66.98	674
950,000.01 - 1,000,000.00	7	6,947,616.93	0.78%	2.338	411	62.35	676
1,000,000.01+	4	5,297,000.00	0.59%	4.133	409	52.61	726
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1,512	532,659,505.66	59.70%	1.053	412	72.10	709
1.500 - 1.999	38	7,668,366.09	0.86%	1.550	480	60.19	724
2.000 - 2.499	89	31,568,882.76	3.54%	2.051	421	86.54	710
4.500 - 4.999	29	15,097,615.35	1.69%	4.845	398	71.40	748
5.000 - 5.499	140	54,839,135.81	6.15%	5.210	415	71.12	712
5.500 - 5.999	328	105,322,711.42	11.80%	5.826	410	71.01	726
6.000 - 6.499	452	141,222,409.29	15.83%	6.127	419	71.79	685
6.500 - 6.999	17	3,853,431.65	0.43%	6.551	425	59.32	678
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	40	13,726,113.92	1.54%	3.926	412	72.64	622
625-649	277	91,926,558.74	10.30%	3.276	413	71.68	638
650-674	441	147,789,319.36	16.56%	2.742	411	72.73	663
675-699	477	162,257,548.93	18.19%	2.783	408	73.06	687
700-724	422	152,166,260.99	17.05%	2.703	417	73.34	712
725-749	336	118,772,340.09	13.31%	2.507	413	73.37	737
750-774	312	106,234,072.37	11.91%	2.818	416	71.55	762
775-799	223	75,861,941.55	8.50%	2.896	420	69.15	785
800-817	77	23,497,902.08	2.63%	2.578	416	64.26	807
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	2,605	892,232,058.03	100.00%	2.803	414	72.20	708
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	212	50,444,931.72	5.65%	3.121	414	41.13	734
50.00- 54.99	93	24,901,707.32	2.79%	2.785	402	52.23	710
55.00- 59.99	108	34,070,153.67	3.82%	3.032	413	57.42	710
60.00- 64.99	190	64,071,035.03	7.18%	2.994	412	62.30	713
65.00- 69.99	218	75,063,607.92	8.41%	3.186	412	67.43	706
70.00- 74.99	394	135,403,684.70	15.18%	2.653	409	72.51	702
75.00- 79.99	641	232,475,877.37	26.06%	2.834	410	76.48	700
80.00	617	230,304,113.72	25.81%	2.477	418	80.00	714
80.01- 84.99	26	8,855,334.19	0.99%	4.073	420	83.34	701
85.00- 89.99	49	16,989,147.55	1.90%	3.052	433	88.21	706
90.00- 94.99	52	17,856,114.84	2.00%	3.318	425	90.00	706
95.00- 99.99	5	1,796,350.00	0.20%	2.067	440	95.00	761
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
240	1	217,000.00	0.02%	1.000	240	72.30	734
300	1	180,000.00	0.02%	2.000	300	89.10	761
360	1,513	490,411,393.76	54.96%	2.726	360	71.80	706
420	1	318,400.00	0.04%	6.004	419	80.00	683
480	1,089	401,105,264.27	44.96%	2.895	480	72.67	710
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
181-240	1	217,000.00	0.02%	1.000	240	72.30	734
241-300	1	180,000.00	0.02%	2.000	300	89.10	761
301-360	1,513	490,411,393.76	54.96%	2.726	360	71.80	706
361+	1,090	401,423,664.27	44.99%	2.897	480	72.68	710
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	2,605	892,232,058.03	100.00%	2.803	414	72.20	708
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	2,605	892,232,058.03	100.00%	2.803	414	72.20	708
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Not Interest Only	2,605	892,232,058.03	100.00%	2.803	414	72.20	708
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	174	69,270,222.31	7.76%	2.217	405	72.50	712
Prepay Penalty: 12 months	435	172,302,891.70	19.31%	2.412	413	71.99	716
Prepay Penalty: 24 months	13	5,211,179.89	0.58%	2.708	411	74.40	701
Prepay Penalty: 36 months	1,983	645,447,764.13	72.34%	2.970	415	72.21	706
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	2,605	892,232,058.03	100.00%	2.803	414	72.20	708
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	2,546	866,154,947.93	97.08%	2.793	413	72.08	707
Silent Second	59	26,077,110.10	2.92%	3.113	416	76.34	737
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	150	47,286,811.94	5.30%	3.005	415	72.30	713
Express Documentation	356	101,014,994.08	11.32%	2.920	413	65.58	730
Full Documentation	138	45,194,713.52	5.07%	3.400	414	74.98	702
Lite Documentation	1,961	698,735,538.49	78.31%	2.733	414	72.97	705
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	1,679	558,101,958.74	62.55%	2.753	412	69.75	705
Purchase	466	183,023,861.02	20.51%	2.696	420	78.80	725
Rate/Term Refinance	460	151,106,238.27	16.94%	3.114	412	73.24	701
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	227	62,656,502.55	7.02%	2.970	419	73.76	719
PUD	409	156,945,114.09	17.59%	2.807	421	73.70	714
Single Family	1,969	672,630,441.39	75.39%	2.786	411	71.70	706
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	185	39,778,465.84	4.46%	3.889	410	62.14	714
Primary	2,403	848,062,146.96	95.05%	2.752	414	72.66	708
Second Home	17	4,391,445.23	0.49%	2.684	408	75.38	734
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	134	32,054,479.39	3.59%	2.627	413	73.83	710
California	2,278	808,160,642.09	90.58%	2.813	415	71.96	709
Colorado	7	1,332,169.63	0.15%	2.416	360	82.50	692
Connecticut	5	1,769,000.00	0.20%	1.923	360	65.71	696
Hawaii	4	1,648,350.00	0.18%	1.054	425	68.82	671
Illinois	28	7,028,555.06	0.79%	3.189	370	77.46	684
Massachusetts	8	2,987,500.00	0.33%	1.915	360	72.84	698
Minnesota	3	924,750.00	0.10%	5.055	424	73.94	746
Nevada	51	12,931,834.81	1.45%	3.339	401	74.87	700
New Jersey	10	2,545,504.88	0.29%	2.567	360	79.23	695
New York	22	8,550,550.00	0.96%	3.025	413	72.91	691
Oregon	5	1,134,143.00	0.13%	5.197	374	79.14	717
Pennsylvania	2	237,100.00	0.03%	5.512	359	77.56	721
Rhode Island	8	1,967,700.00	0.22%	1.517	374	75.34	713
Virginia	18	4,430,545.89	0.50%	1.523	411	75.08	712
Washington	22	4,529,233.28	0.51%	2.099	426	76.80	717
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	132	57,846,269.94	6.48%	2.080	399	73.23	746
2.500 - 2.999	460	181,386,160.41	20.33%	2.336	413	72.11	709
3.000 - 3.499	961	320,228,969.60	35.89%	2.681	409	71.79	726
3.500 - 3.999	1,029	327,636,737.43	36.72%	3.268	421	72.65	685
4.000 - 4.499	23	5,133,920.65	0.58%	5.289	421	60.50	671
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	132	57,846,269.94	6.48%	2.080	399	73.23	746
2.500 - 2.999	460	181,386,160.41	20.33%	2.336	413	72.11	709
3.000 - 3.499	961	320,228,969.60	35.89%	2.681	409	71.79	726
3.500 - 3.999	1,029	327,636,737.43	36.72%	3.268	421	72.65	685
4.000 - 4.499	23	5,133,920.65	0.58%	5.289	421	60.50	671
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10.500 -10.999	1,405	467,668,609.80	52.42%	2.674	360	72.27	706
11.000 -11.499	1,125	407,924,766.35	45.72%	2.899	473	72.54	711
11.500 -11.999	75	16,638,681.88	1.86%	4.064	479	61.77	712
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.000	2,605	892,232,058.03	100.00%	2.803	414	72.20	708
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.000	2,605	892,232,058.03	100.00%	2.803	414	72.20	708
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
07/01/05	966	320,335,303.52	35.90%	5.816	414	71.25	706
08/01/05	1,639	571,896,754.51	64.10%	1.115	413	72.73	709
Total	2,605	892,232,058.03	100.00%	2.803	414	72.20	708

Group 1 Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$391,987,156	$41,370	$650,000
Average Scheduled Principal Balance	$247,467
Number of Mortgage Loans	1,584

Weighted Average Gross Coupon	3.010%	1.000%	6.754%
Weighted Average FICO Score	706	620	817
Weighted Average Original LTV	69.61%	9.90%	95.00%

Weighted Average Original Term	404 months	240 months	480 months
Weighted Average Stated Remaining Term	403 months	240 months	480 months
Weighted Average Seasoning	0 months	0 months	7 months

Weighted Average Gross Margin	3.334%	2.050%	4.250%
Weighted Average Minimum Interest Rate	3.334%	2.050%	4.250%
Weighted Average Maximum Interest Rate	11.027%	10.950%	11.500%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		Jun 1 2025	Jun 1 2045
Maximum Zip Code Concentration	1.04%	95206

ARM	100.00%	Cash Out Refinance	68.55%
		Purchase	13.46%
Negam MTA	100.00%	Rate/Term Refinance	18.00%

Not Interest Only	100.00%	Condominium	10.91%
		PUD	12.61%
Prepay Penalty: 0 months	5.94%	Single Family	76.49%
Prepay Penalty: 12 months	13.20%
Prepay Penalty: 24 months	0.50%	Investor	8.87%
Prepay Penalty: 36 months	80.36%	Primary	90.34%
		Second Home	0.78%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	6.17%	California	85.32%
Express Documentation	16.47%	Arizona	5.37%
Full Documentation	5.93%	Nevada	2.25%
Lite Documentation	71.43%	Illinois	1.54%
		New York	1.33%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 - 50,000.00	5	231,720.00	0.06%	1.528	454	57.03	729
50,000.01 - 100,000.00	29	2,458,252.80	0.63%	2.671	392	51.72	721
100,000.01 - 150,000.00	156	20,177,828.07	5.15%	3.319	391	58.95	715
150,000.01 - 200,000.00	243	43,483,924.00	11.09%	3.137	402	64.87	709
200,000.01 - 250,000.00	351	79,689,172.84	20.33%	3.029	405	68.78	709
250,000.01 - 300,000.00	398	110,357,990.93	28.15%	3.230	400	70.70	699
300,000.01 - 350,000.00	336	109,579,438.60	27.95%	2.819	409	72.84	711
350,000.01 - 400,000.00	44	15,991,418.89	4.08%	2.340	403	72.16	698
400,000.01 - 450,000.00	12	5,062,500.00	1.29%	3.077	379	71.06	668
450,000.01 - 500,000.00	8	3,785,909.74	0.97%	2.304	420	73.11	674
500,000.01 - 550,000.00	1	519,000.00	0.13%	1.100	480	72.20	718
600,000.01 - 650,000.00	1	650,000.00	0.17%	1.000	360	65.70	762
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	865	217,788,227.27	55.56%	1.056	401	69.22	707
1.500 - 1.999	37	7,220,366.09	1.84%	1.550	480	59.29	721
2.000 - 2.499	52	13,087,467.82	3.34%	2.047	415	88.64	701
4.500 - 4.999	7	1,821,103.53	0.46%	4.883	405	71.57	738
5.000 - 5.499	67	16,375,585.94	4.18%	5.196	401	69.15	708
5.500 - 5.999	220	53,703,022.30	13.70%	5.839	396	66.98	729
6.000 - 6.499	319	78,137,951.27	19.93%	6.135	406	70.84	686
6.500 - 6.999	17	3,853,431.65	0.98%	6.551	425	59.32	678
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	24	5,865,164.55	1.50%	4.665	392	70.00	622
625-649	187	47,747,838.13	12.18%	3.332	403	71.34	639
650-674	286	71,883,117.68	18.34%	2.992	400	71.24	662
675-699	292	71,970,174.52	18.36%	2.934	396	71.10	686
700-724	229	57,307,140.58	14.62%	2.998	405	70.82	712
725-749	185	46,321,471.96	11.82%	2.703	409	70.18	737
750-774	187	45,116,733.82	11.51%	2.910	408	68.51	762
775-799	140	33,532,677.65	8.55%	3.181	411	64.08	786
800-817	54	12,242,836.98	3.12%	2.647	408	55.77	807
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	1,584	391,987,155.87	100.00%	3.010	403	69.61	706
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	187	36,158,920.49	9.22%	3.002	411	40.61	735
50.00- 54.99	81	18,004,707.32	4.59%	2.705	406	52.34	714
55.00- 59.99	79	18,294,394.57	4.67%	3.067	397	57.43	723
60.00- 64.99	134	35,306,174.52	9.01%	3.221	396	62.10	707
65.00- 69.99	149	38,137,470.05	9.73%	3.284	397	67.41	708
70.00- 74.99	237	58,959,783.72	15.04%	3.077	397	72.41	700
75.00- 79.99	346	89,148,111.73	22.74%	3.199	403	76.16	695
80.00	294	78,429,062.06	20.01%	2.523	408	80.00	702
80.01- 84.99	15	3,688,950.00	0.94%	3.832	415	83.59	696
85.00- 89.99	29	6,956,008.89	1.77%	2.984	425	88.37	703
90.00- 94.99	30	8,071,472.52	2.06%	3.307	419	90.00	702
95.00- 99.99	3	832,100.00	0.21%	2.029	395	95.00	744
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
240	1	217,000.00	0.06%	1.000	240	72.30	734
300	1	180,000.00	0.05%	2.000	300	89.10	761
360	1,014	248,055,261.54	63.28%	2.984	360	69.43	703
420	1	318,400.00	0.08%	6.004	419	80.00	683
480	567	143,216,494.33	36.54%	3.054	480	69.87	711
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
181-240	1	217,000.00	0.06%	1.000	240	72.30	734
241-300	1	180,000.00	0.05%	2.000	300	89.10	761
301-360	1,014	248,055,261.54	63.28%	2.984	360	69.43	703
361+	568	143,534,894.33	36.62%	3.061	479	69.90	711
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,584	391,987,155.87	100.00%	3.010	403	69.61	706
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	1,584	391,987,155.87	100.00%	3.010	403	69.61	706
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Not Interest Only	1,584	391,987,155.87	100.00%	3.010	403	69.61	706
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	90	23,292,842.86	5.94%	2.102	392	70.95	703
Prepay Penalty: 12 months	199	51,761,163.36	13.20%	2.404	406	68.98	715
Prepay Penalty: 24 months	7	1,944,829.89	0.50%	3.792	398	72.64	687
Prepay Penalty: 36 months	1,288	314,988,319.76	80.36%	3.172	404	69.60	705
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,584	391,987,155.87	100.00%	3.010	403	69.61	706
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	1,568	387,700,080.13	98.91%	3.018	403	69.59	705
Silent Second	16	4,287,075.74	1.09%	2.298	411	71.77	734
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	106	24,185,365.30	6.17%	3.000	407	72.07	715
Express Documentation	274	64,560,164.32	16.47%	2.818	406	63.57	729
Full Documentation	93	23,258,179.59	5.93%	3.314	405	72.62	702
Lite Documentation	1,111	279,983,446.66	71.43%	3.030	402	70.54	700
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	1,082	268,694,074.94	68.55%	3.026	401	67.39	704
Purchase	206	52,749,364.20	13.46%	2.710	416	77.85	719
Rate/Term Refinance	296	70,543,716.73	18.00%	3.173	405	71.90	703
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	182	42,751,931.50	10.91%	2.939	411	72.57	712
PUD	201	49,420,214.34	12.61%	2.918	412	73.06	717
Single Family	1,201	299,815,010.03	76.49%	3.036	401	68.62	703
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	174	34,782,492.66	8.87%	3.786	410	61.27	715
Primary	1,396	354,128,817.98	90.34%	2.931	403	70.36	705
Second Home	14	3,075,845.23	0.78%	3.373	391	77.73	747
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	113	21,052,468.98	5.37%	2.702	413	75.98	709
California	1,308	334,450,924.28	85.32%	3.065	404	68.57	706
Colorado	7	1,332,169.63	0.34%	2.416	360	82.50	692
Connecticut	4	1,252,000.00	0.32%	2.304	360	75.42	679
Hawaii	3	1,084,550.00	0.28%	1.030	397	75.27	687
Illinois	26	6,019,555.06	1.54%	3.556	372	78.41	681
Massachusetts	5	1,171,500.00	0.30%	3.334	360	73.73	661
Minnesota	2	424,750.00	0.11%	4.114	359	69.03	764
Nevada	43	8,811,002.96	2.25%	2.995	420	74.92	700
New Jersey	7	1,217,504.88	0.31%	2.421	360	75.14	698
New York	16	5,207,750.00	1.33%	2.313	394	71.68	689
Oregon	5	1,134,143.00	0.29%	5.197	374	79.14	717
Pennsylvania	2	237,100.00	0.06%	5.512	359	77.56	721
Rhode Island	7	1,453,700.00	0.37%	1.699	378	75.07	707
Virginia	16	3,455,945.89	0.88%	1.654	405	74.41	715
Washington	20	3,682,091.19	0.94%	1.913	426	76.07	717
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	54	14,431,795.53	3.68%	1.578	382	70.97	736
2.500 - 2.999	214	56,269,182.93	14.35%	2.278	403	70.13	707
3.000 - 3.499	595	145,124,105.98	37.02%	2.891	399	67.63	728
3.500 - 3.999	700	171,783,450.78	43.82%	3.397	408	71.27	685
4.000 - 4.499	21	4,378,620.65	1.12%	5.951	432	58.86	677
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	54	14,431,795.53	3.68%	1.578	382	70.97	736
2.500 - 2.999	214	56,269,182.93	14.35%	2.278	403	70.13	707
3.000 - 3.499	595	145,124,105.98	37.02%	2.891	399	67.63	728
3.500 - 3.999	700	171,783,450.78	43.82%	3.397	408	71.27	685
4.000 - 4.499	21	4,378,620.65	1.12%	5.951	432	58.86	677
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10.500 -10.999	913	228,302,700.76	58.24%	2.919	359	70.13	702
11.000 -11.499	600	149,051,523.23	38.02%	3.062	463	69.69	711
11.500 -11.999	71	14,632,931.88	3.73%	3.919	479	60.71	712
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.000	1,584	391,987,155.87	100.00%	3.010	403	69.61	706
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.000	1,584	391,987,155.87	100.00%	3.010	403	69.61	706
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
07/01/05	630	153,891,094.69	39.26%	5.927	402	69.03	704
08/01/05	954	238,096,061.18	60.74%	1.125	404	69.98	707
Total	1,584	391,987,155.87	100.00%	3.010	403	69.61	706

Group 2 Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$500,244,902	$359,142	$1,625,000
Average Scheduled Principal Balance	$489,956
Number of Mortgage Loans	1,021

Weighted Average Gross Coupon	2.640%	1.000%	6.454%
Weighted Average FICO Score	710	620	817
Weighted Average Original LTV	74.23%	25.80%	95.00%

Weighted Average Original Term	422 months	360 months	480 months
Weighted Average Stated Remaining Term	421 months	358 months	480 months
Weighted Average Seasoning	0 months	0 months	3 months

Weighted Average Gross Margin	3.168%	2.050%	4.050%
Weighted Average Minimum Interest Rate	3.168%	2.050%	4.050%
Weighted Average Maximum Interest Rate	11.006%	10.950%	11.500%
Weighted Average Initial Rate Cap	0.000%	0.000%	0.000%
Weighted Average Subsequent Rate Cap	0.000%	0.000%	0.000%
Weighted Average Months to Roll	1 months	1 months	1 months

Maturity Date		Apr 1 2035	Jun 1 2045
Maximum Zip Code Concentration	1.09%	94531

ARM	100.00%	Cash Out Refinance	57.85%
		Purchase	26.04%
Negam MTA	100.00%	Rate/Term Refinance	16.10%

Not Interest Only	100.00%	Condominium	3.98%
		PUD	21.49%
Prepay Penalty: 0 months	9.19%	Single Family	74.53%
Prepay Penalty: 12 months	24.10%
Prepay Penalty: 24 months	0.65%	Investor	1.00%
Prepay Penalty: 36 months	66.06%	Primary	98.74%
		Second Home	0.26%
First Lien	100.00%
		Top 5 States:
Alternative Documentation	4.62%	California	94.70%
Express Documentation	7.29%	Arizona	2.20%
Full Documentation	4.39%	Nevada	0.82%
Lite Documentation	83.71%	New York	0.67%
		Massachusetts	0.36%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
350,000.01 - 400,000.00	264	100,475,813.67	20.09%	2.602	419	73.97	706
400,000.01 - 450,000.00	211	89,753,447.99	17.94%	2.667	421	74.91	710
450,000.01 - 500,000.00	195	92,927,242.44	18.58%	2.715	419	76.83	715
500,000.01 - 550,000.00	107	55,925,395.88	11.18%	2.463	414	75.47	716
550,000.01 - 600,000.00	89	51,255,378.61	10.25%	2.486	423	75.54	713
600,000.01 - 650,000.00	76	48,092,496.88	9.61%	2.926	434	75.73	707
650,000.01 - 700,000.00	34	23,190,659.93	4.64%	2.488	420	73.36	705
700,000.01 - 750,000.00	13	9,479,629.42	1.89%	2.745	452	62.14	707
750,000.01 - 800,000.00	14	10,902,220.41	2.18%	2.046	420	66.16	719
800,000.01 - 850,000.00	3	2,505,000.00	0.50%	2.459	439	58.20	716
850,000.01 - 900,000.00	4	3,493,000.00	0.70%	3.188	449	66.98	674
950,000.01 - 1,000,000.00	7	6,947,616.93	1.39%	2.338	411	62.35	676
1,000,000.01+	4	5,297,000.00	1.06%	4.133	409	52.61	726
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	647	314,871,278.39	62.94%	1.051	419	74.09	711
1.500 - 1.999	1	448,000.00	0.09%	1.550	480	74.70	773
2.000 - 2.499	37	18,481,414.94	3.69%	2.054	424	85.05	716
4.500 - 4.999	22	13,276,511.82	2.65%	4.840	397	71.38	750
5.000 - 5.499	73	38,463,549.87	7.69%	5.216	421	71.96	714
5.500 - 5.999	108	51,619,689.12	10.32%	5.814	423	75.20	724
6.000 - 6.499	133	63,084,458.02	12.61%	6.117	435	72.96	684
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	16	7,860,949.37	1.57%	3.374	426	74.62	622
625-649	90	44,178,720.61	8.83%	3.216	424	72.05	637
650-674	155	75,906,201.68	15.17%	2.505	422	74.13	663
675-699	185	90,287,374.41	18.05%	2.662	418	74.62	687
700-724	193	94,859,120.41	18.96%	2.524	424	74.86	712
725-749	151	72,450,868.13	14.48%	2.383	416	75.41	737
750-774	125	61,117,338.55	12.22%	2.750	421	73.79	762
775-799	83	42,329,263.90	8.46%	2.671	427	73.16	785
800-817	23	11,255,065.10	2.25%	2.503	424	73.49	807
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Negam Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110.000	1,021	500,244,902.16	100.00%	2.640	421	74.23	710
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	25	14,286,011.23	2.86%	3.424	420	42.45	731
50.00- 54.99	12	6,897,000.00	1.38%	2.995	393	51.94	700
55.00- 59.99	29	15,775,759.10	3.15%	2.991	432	57.41	696
60.00- 64.99	56	28,764,860.51	5.75%	2.716	431	62.54	720
65.00- 69.99	69	36,926,137.87	7.38%	3.086	428	67.44	705
70.00- 74.99	157	76,443,900.98	15.28%	2.326	418	72.58	703
75.00- 79.99	295	143,327,765.64	28.65%	2.607	415	76.67	703
80.00	323	151,875,051.66	30.36%	2.453	424	80.00	720
80.01- 84.99	11	5,166,384.19	1.03%	4.245	424	83.16	704
85.00- 89.99	20	10,033,138.66	2.01%	3.099	439	88.10	708
90.00- 94.99	22	9,784,642.32	1.96%	3.327	431	90.00	710
95.00- 99.99	2	964,250.00	0.19%	2.100	480	95.00	775
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	499	242,356,132.22	48.45%	2.463	360	74.23	710
480	522	257,888,769.94	51.55%	2.806	480	74.23	710
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	499	242,356,132.22	48.45%	2.463	360	74.23	710
361+	522	257,888,769.94	51.55%	2.806	480	74.23	710
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,021	500,244,902.16	100.00%	2.640	421	74.23	710
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	1,021	500,244,902.16	100.00%	2.640	421	74.23	710
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Interest Only	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Not Interest Only	1,021	500,244,902.16	100.00%	2.640	421	74.23	710
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	84	45,977,379.45	9.19%	2.276	411	73.29	717
Prepay Penalty: 12 months	236	120,541,728.34	24.10%	2.416	416	73.28	717
Prepay Penalty: 24 months	6	3,266,350.00	0.65%	2.063	419	75.45	709
Prepay Penalty: 36 months	695	330,459,444.37	66.06%	2.778	425	74.69	707
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,021	500,244,902.16	100.00%	2.640	421	74.23	710
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Silent Second	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
No Silent Second	978	478,454,867.80	95.64%	2.611	422	74.09	709
Silent Second	43	21,790,034.36	4.36%	3.273	417	77.24	738
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	44	23,101,446.64	4.62%	3.010	424	72.53	711
Express Documentation	82	36,454,829.76	7.29%	3.102	424	69.13	733
Full Documentation	45	21,936,533.93	4.39%	3.490	424	77.48	702
Lite Documentation	850	418,752,091.83	83.71%	2.534	421	74.60	709
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	597	289,407,883.80	57.85%	2.499	422	71.94	706
Purchase	260	130,274,496.82	26.04%	2.691	422	79.19	727
Rate/Term Refinance	164	80,562,521.54	16.10%	3.062	419	74.43	699
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	45	19,904,571.05	3.98%	3.035	436	76.33	735
PUD	208	107,524,899.75	21.49%	2.756	426	74.00	713
Single Family	768	372,815,431.36	74.53%	2.585	419	74.18	708
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	11	4,995,973.18	1.00%	4.602	407	68.18	712
Primary	1,007	493,933,328.98	98.74%	2.624	422	74.30	710
Second Home	3	1,315,600.00	0.26%	1.072	447	69.89	703
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Arizona	21	11,002,010.41	2.20%	2.484	413	69.74	712
California	970	473,709,717.81	94.70%	2.635	423	74.35	710
Connecticut	1	517,000.00	0.10%	1.000	360	42.20	738
Hawaii	1	563,800.00	0.11%	1.100	480	56.40	640
Illinois	2	1,009,000.00	0.20%	1.000	360	71.84	702
Massachusetts	3	1,816,000.00	0.36%	1.000	360	72.27	721
Minnesota	1	500,000.00	0.10%	5.854	479	78.10	731
Nevada	8	4,120,831.85	0.82%	4.074	359	74.76	701
New Jersey	3	1,328,000.00	0.27%	2.702	360	82.98	693
New York	6	3,342,800.00	0.67%	4.135	442	74.83	694
Rhode Island	1	514,000.00	0.10%	1.000	360	76.10	730
Virginia	2	974,600.00	0.19%	1.059	431	77.46	703
Washington	2	847,142.09	0.17%	2.903	428	80.00	715
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	78	43,414,474.41	8.68%	2.247	405	73.98	750
2.500 - 2.999	246	125,116,977.48	25.01%	2.362	417	73.00	709
3.000 - 3.499	366	175,104,863.62	35.00%	2.508	417	75.23	724
3.500 - 3.999	329	155,853,286.65	31.16%	3.126	435	74.18	684
4.000 - 4.499	2	755,300.00	0.15%	1.450	360	70.00	638
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
2.000 - 2.499	78	43,414,474.41	8.68%	2.247	405	73.98	750
2.500 - 2.999	246	125,116,977.48	25.01%	2.362	417	73.00	709
3.000 - 3.499	366	175,104,863.62	35.00%	2.508	417	75.23	724
3.500 - 3.999	329	155,853,286.65	31.16%	3.126	435	74.18	684
4.000 - 4.499	2	755,300.00	0.15%	1.450	360	70.00	638
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
10.500 -10.999	492	239,365,909.04	47.85%	2.440	360	74.32	710
11.000 -11.499	525	258,873,243.12	51.75%	2.805	478	74.18	710
11.500 -11.999	4	2,005,750.00	0.40%	5.122	479	69.47	709
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.000	1,021	500,244,902.16	100.00%	2.640	421	74.23	710
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.000	1,021	500,244,902.16	100.00%	2.640	421	74.23	710
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
07/01/05	336	166,444,208.83	33.27%	5.713	425	73.30	709
08/01/05	685	333,800,693.33	66.73%	1.107	420	74.69	711
Total	1,021	500,244,902.16	100.00%	2.640	421	74.23	710